UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2003

(Date of Report)

SEI Investments Company

(Exact name of registrant as specified in charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release of SEI Investments Company, dated October 16, 2003

Item 9.	Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On Thursday, October 16, 2003, SEI Investments Company issued a press release announcing its third quarter earnings for the fiscal quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: October 20, 2003	By:	/s/ Dennis J. McGongile
Dennis J. McGongile Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SEI Investments Company, dated October 16, 2003

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